Exhibit 10.2
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Avaya Distributor Payment Terms Offer
16 March 2015 (Revised 17 March 2015)
Objective
*****, Avaya is offering to change the payment terms for eligible distribution partners (“Distributors”) to ***** calendar days from the date of the invoice for orders placed for Products or Services beginning March 16, 2015. The payment terms may be subject to change upon no less than ***** days’ notice from Avaya effective on the date indicated on Avaya’s notice and without a need for any formal amendment to the Agreement.
Eligible Distributors
This change is extended to all US Distributors that meet the eligibility criteria.
Distributor Eligibility
The payment term change will apply to those Distributors ***** annually from Avaya Globally or if Theater only Distributor, ***** within theater and will apply to all products and services.
Distributor must be in good standing in regards to Accounts Receivable.
Timeframe
This new payment term is applicable to orders placed by Distributors beginning 16 March 2015, and will continue until otherwise notified by Avaya upon no less than ***** notice.
Operational Process:
Normal processes should be used and the new payment term will be automatically applied.
Terms and Conditions
1. The Avaya account representatives have no authority to interpret or vary the terms of this notice.
2. Avaya reserves the sole right to interpret and establish the terms and conditions of this notice.
3. All other terms and conditions of the Distributor agreement remain unchanged.
4.     This is a discretionary offer from Avaya which does not give Distributors a contractual right to payment terms ***** calendar days.
5.     Information contained herein is confidential and proprietary information of Avaya and is provided for the internal use of Avaya and its authorized Distributors. In no event shall Avaya be liable for any errors or omissions resulting from the information contained herein.